Fixed Income Investor Presentation Fourth Quarter and Full Year 2021 March 7, 2022 SANTANDER HOLDINGS USA, INC.

2 DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Investment Securities Inc. (“SIS”), Santander Securities LLC (“SSLLC”), Santander Financial Services, Inc. (“SFS”), and Santander Asset Management, LLC, as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Federal Reserve, the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, actions related to COVID- 19 as well as in the impact of changes in and interpretations of GAAP, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practice, and reputational harm; (2) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral, and changes in the credit quality of SHUSA’s customers and counterparties; (3) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit loss expense; (4) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate (“LIBOR”) as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources, revenue and expenses, the value of assets and obligations, and the ability to originate and distribute financial products in the primary and secondary markets; (5) the adverse impact of COVID-19 on our business, financial condition, liquidity, reputation and results of operations; (6) natural or man-made disasters, including pandemics and other significant public health emergencies, outbreaks of hostilities or effects of climate change, and SHUSA’s ability to deal with disruptions caused by such disasters and emergencies; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (9) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (10) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to continue to pay dividends to it; (11) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (12) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (13) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (14) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (15) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth; (16) changes in customer spending, investment or savings behavior; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses in its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice by internal or external parties, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (19) changing federal, state, and local tax laws and regulations, which may include tax rate changes that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (20) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (21) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (22) acts of terrorism or domestic or foreign military conflicts; and (23) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2020 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 Europe: 28% USA: 21% Mexico: 8% South America: 31% Digital Consumer Bank: 12% Europe: 60% USA: 10% Mexico: 4% South America : 14% Digital Consumer Bank: 12% SANTANDER GROUP The United States is a core market for Santander, contributing 21% to FY 2021 underlying attributable profit, up from 10% in FY 2020. 1 2 Loans and advances to customers excluding reverse repurchase agreements As a % of operating areas. Excluding corporate center * Figures in International Financial Reporting Standards FY 2021 Loans & Advances to Customers1 Contribution to FY 2021 underlying attributable profit2 Santander is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas. €8.7B* Underlying Attributable Profit €962B* Total Gross Loans

SANTANDER HOLDINGS USA, INC.

SHUSA is the intermediate holding company ("IHC") for Santander US entities, SEC-registered **and issues under the ticker symbol "SANUSA"**

SHUSA Highlights

- 7 major locations
- $160B in assets
- 14,600 employees
- ~5M customers



SBNA
SIS
SC
BSI
SC operates in all 50 states
Company location

Santander

SHUSA[1]
100% Ownership

SBNA – Retail Bank
100% Ownership

$102B Assets

Products include:
- Commercial and **industrial ("C&I")**
- Commercial Real **Estate ("CRE")**
- Multi-family
- Auto and dealer floorplan financing

SC – Auto Finance
100% Ownership[2]

$48B Assets

- Leading auto loan & lease originator & servicer
- #1 retail auto asset-**backed securities ("ABS")** issuer 2021 in US

BSI – Private Banking
100% Ownership

$8B Assets

- Private wealth management for HNW and UHNW clients

SIS – Broker Dealer
100% Ownership

$4B Assets

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

1 Includes SSLLC, which offers personal investment & financial planning services to clients (~$67M assets).
2 As of December 31, 2021, SC was owned approximately 80.2% by SHUSA. On January 31, 2022, SHUSA acquired the remaining 19.8% noncontrolling interest in SC and SC became a wholly-owned subsidiary of SHUSA.

4
Santander

SANTANDER BANK

SBNA is a regional Northeast retail and commercial bank with a stable deposit base

SBNA Highlights

- 483 branches
- ~2,100 ATMs
  Includes 1,000 in CVS Pharmacy® locations.
- ~8,800 employees
- ~2 million customers



Commercial Real Estate ("CRE"), 7%
Other Loans, 2%
Investments, 18%
Multi-family, 7%
Residential & Home Equity, 9%
$102B Assets
Cash, 17%
Auto Loans, 11%
Other Assets, 13%1
C&I and Other Commercial, 16%

- Refocusing on our market-leading consumer franchise funded with attractive consumer deposits
- Simplifying the business through disciplined capital allocation. Discontinuing home lending operations & reviewing certain C&I segments

1 Includes government securities, restricted cash, goodwill, and operating lease assets

5

Santander

6 Digital Auto SANTANDER CONSUMER USA SC Highlights ~5,100 employees ~3M customers 2.2M loans/leases3 servicing centers SC is a large and established nationwide auto finance provider across the full credit spectrum with demonstrated success through credit cycles Indirect Auto and OEM* Relationships ► $64 billion in average managed assets (includes loans, leases and assets serviced for others) ► Leading auto loan & lease originator & servicer ► #1 retail auto asset-backed securities (“ABS”) issuer 2021 in US * Original equipment manufacturer

FY 2021 HIGHLIGHTS

Strategy

- SHUSA acquired the remaining common stock of SC (~20%) for $41.50/share.[1]
- SHUSA reached an agreement to acquire a market-leading independent fixed-income broker dealer Amherst Pierpont Securities LLC ("APS"), for a total consideration of approximately $450 million, pending regulator approvals
- BSI completed the acquisition of the Miami office of global wealth management company, Credit Agricole
- S&P and Fitch upgraded SHUSA outlook to "Stable" from "Negative"

Regulatory

- The Federal Reserve Bank of Boston terminated its 2017 Written Agreement with SHUSA & SC
- The OCC upgraded SBNA's Community Reinvestment Act ("CRA") rating to "Outstanding"

Deposits & Originations

- Deposits of $82 billion, up 8% YoY
- Auto originations of $34.6 billion ($8.4 billion in loans and leases through SBNA)

Profitability

- SHUSA attributable profit of $3.0 billion, driven by better credit performance and auto recoveries
- PPNR[2] of $4.5 billion, up 14% YoY (excluding $1.8 billion goodwill impact in 2020), driven by strong auto lease income, disciplined deposit pricing, and strong fee growth in core businesses

Balance Sheet & Liquidity

- SC was the leading auto ABS issuer, with $17.7 billion in ABS and $3.5 billion prime auto loan sales
- SHUSA sold the SFS portfolio with no material gain[3]
- In December, SBNA executed its inaugural prime auto loan, credit linked note transaction, achieving credit risk transfer

Credit Performance

- Credit performance began to normalize in 2H 2021, but still substantially better YoY
- SBNA net charge-off ratio of 0.2%, down 20 bps YoY
- SC net charge-off ratio of 1.8%, down 260 bps YoY; recovery rate of 78.2% up from 58.9% YoY

Reserves & Capital

- Allowance ratio of 7.1%, down 100 bps YoY
- Common equity Tier 1 ("CET1") ratio of 18.8%, up 290 bps versus 2020

7

1 Deal finalized on January 31, 2022.
2 Pre-provision net revenue
3 SFS includes all non-performing loans and repossessed assets from sale of Santander BanCorp ("SBC") in 3Q 2020

Santander

8 Money market, 22% Secured structured financings, 17% Equity, 15% Noninterest- bearing demand, 14% Interest- bearing demand , 10% Other Borrowings, 9% Other Liabilities, 8% Savings, 3% CDs, 2% Auto Loans, 27% C&I, 14% Cash, 12% Investments, 12% Auto Leases , 10% Other Assets, 7% Residential & Home Equity, 6% Multi-family, 5% CRE, 4% Goodwill and Other Intangibles, 2% Other Consumer Loans, 1% BALANCE SHEET OVERVIEW 1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements 2 Operating leases 3 Certificates of deposit 4 Includes Federal Home Loan Bank (“FHLB”) borrowings and federal funds purchased and securities loaned or sold under repurchase agreements * See Appendix for the consolidated balance sheet $160B Assets $135B Liabilities $25B Equity 2 1 3 4

9 94 92 94 92 92 13 11 17 19 19 18 19 19 18 19 16 16 16 16 15 8 9 9 11 14 $149 $147 $155 $156 $159 4Q20 1Q21 2Q21 3Q21 4Q21 Gross Loans Short-Term Funds Investments Leases Other Assets 33 34 35 33 34 22 20 25 24 23 11 12 13 13 16 5 5 5 6 6 4 4 3 3 3$75 $74 $81 $79 $82 4Q20 1Q21 2Q21 3Q21 4Q21 Money Market NIB Deposits IB Deposits Savings CD 53 55 56 55 59 46 43 43 44 41 22 20 25 24 23 21 22 23 24 24 7 7 8 9 12 $149 $147 $155 $156 $159 4Q20 1Q21 2Q21 3Q21 4Q21 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities 41 41 43 43 43 24 24 24 23 23 16 16 16 16 15 16 16 16 15 15 11 10 10 9 9 3 2 2 2 2 $111 $109 $111 $108 $107 4Q20 1Q21 2Q21 3Q21 4Q21 Auto C&I Leases CRE Res. Mtg Other LOANS1 & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) Deposits of $82B, up 9% YoY; loans and leases down 4% YoY BALANCE SHEET TRENDS 1 Other assets includes securities purchased under repurchase agreements 2 Other liabilities includes securities sold under repurchase agreements * ** Non-interest-bearing deposits Interest-bearing deposits * ** 1 2 s

10 $386 $748 $959 $707 $570 4Q20 1Q21 2Q21 3Q21 4Q21 $650 $1,180 $1,539 $1,084 $903 4Q20 1Q21 2Q21 3Q21 4Q21 $949 $1,256 $1,222 $1,104 $917 4Q20 1Q21 2Q21 3Q21 4Q21 $1,613 $1,619 $1,532 $1,534 $1,505 4Q20 1Q21 2Q21 3Q21 4Q21 SHUSA QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PRE-PROVISION NET REVENUE ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 See Appendix for the consolidating income statement. YoY results driven by better credit performance, auto recoveries, and improved macro conditions

11 ALLOWANCE FOR CREDIT LOSSES (“ACL”) Under the Federal Reserve’s December 2020 stress test (Severely Adverse Scenario): ►Q4 2021 ending ACL represents ~73% of stress test losses ►SHUSA’s stressed capital ratio of 14.4% ranked in the top quartile among participating banks ►PPNR of $7.2 billion (4.7% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments Improving macroeconomic conditions led to lower reserves YoY Allowance Ratios December 31, 2021 September 30, 2021 December 31, 2020 January 1, 2020 (Dollars in Millions) (Unaudited) (Unaudited) (Unaudited) (Estimated) Total loans held for investment (“LHFI”) $92,076 $91,822 $92,133 $92,705 Total ACL 1 $6,566 $6,851 $7,484 ~$6,284 Total Allowance Ratio 7.1% 7.5% 8.1% ~6.8%

12 5.3% 5.3% 5.0% 4.8% 4.6% 10.3% 10.7% 11.3% 10.8% 10.1% 2.6% 2.5% 2.4% 2.4% 2.2% 4Q20 1Q21 2Q21 3Q21 4Q21 -1.1% -1.7% -2.0% -1.7% -2.6% 3.2% 3.4% 4.7% 4.7% 4.3% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Margin (“NIM”) declined as divestitures offset deposit pricing actions SC SHUSA SBNA NIM Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) 1 Divestitures include sale of SC’s unsecured personal lending portfolio in Q1 21 1 NET INTEREST MARGIN & INTEREST RATE RISK SENSITIVITY

13 30.3 28.0 28.0 28.8 26.9 10.9 10.5 10.1 10.1 9.7 1.2 0.9 0.9 0.8 0.5 4.0 4.0 4.0 4.0 4.0 $46.4 $43.4 $42.9 $43.7 $41.1 4Q20 1Q21 2Q21 3Q21 4Q21 SC Holdco SBNA Santander BORROWED FUNDS PROFILE Total Funding ($ in billions) Total funding of $41.1 in Q4, down 11% YoY ►Reduction in FHLB advances YoY driven by significant deposit growth ►Third-party secured funding reduction YoY facilitated by increase in public securitizations 4Q21 3Q21 4Q20 QoQ (%) YoY (%) Senior Unsecured Debt 9.7 10.1 10.9 (4.6) (11.0) SBNA's Debt Obligations 1 0.5 0.8 1.2 (27.5) (52.7) Third-Party Secured Funding 0.0 0.0 4.2 Flat NM Amortizing Notes 3.4 4.2 7.2 (19.1) (53.3) Public Securitizations 23.5 24.6 18.9 (4.5) 24.2 Santander 4.0 4.0 4.0 Flat Flat Total SHUSA Funding 41.1 43.7 46.4 (5.9) (11.3) 1 Includes FHLB advances and Credit Linked Notes

14 $1.2 3ML+110bps $0.7 3.70% $0.4 3.50% $1.1 4.50% $1.0 3.40% $1.0 3.50% $1.0 3.45% $1.0 3.224% $1.0 4.40% $0.8 2.875% $0.5 2.884% $0.7 $2.6 $1.8 $2.1 $1.0 $1.0 $0.5 2022 2023 2024 2025 2026 2027 2031 Private placement Public issuance Internal TLAC SHUSA DEBT & TOTAL LOSS-ABSORBING CAPACITY Total Loss-Absorbing Capacity (“TLAC”) ►As of Q4 2021, SHUSA met the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements, with 25.2% TLAC, 6.4% eligible LTD and a CET1 ratio of 18.8%. ►In January 2022, SHUSA issued a $1.0B, 6nc5 Senior Unsecured transaction @ 2.49% maturing in January 2028 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Senior debt issuance * 3-Month LIBOR Debt Maturity Schedule2 ($ In billions) 1

15 13.8% 14.2% 14.8% 14.9% 15.0% 4Q20 1Q21 2Q21 3Q21 4Q21 17.4% 18.6% 19.3% 20.2% 20.7% 4Q20 1Q21 2Q21 3Q21 4Q21 18.8% 20.0% 20.7% 21.6% 22.7% 4Q20 1Q21 2Q21 3Q21 4Q21 15.9% 17.0% 17.6% 18.4% 18.8% 4Q20 1Q21 2Q21 3Q21 4Q21 CAPITAL RATIOS CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 increase driven by improved credit performance, strong net income, asset sales and temporary capital rules

16 248.8% 219.1% 184.2% 184.6% 218.0% 4Q20 1Q21 2Q21 3Q21 4Q21 2.22% 2.09% 1.93% 1.89% 1.87% 4Q20 1Q21 2Q21 3Q21 4Q21 0.89% 0.96% 1.05% 1.02% 0.86% 4Q20 1Q21 2Q21 3Q21 4Q21 0.48% 0.25% 0.22% 0.16% 0.21% 4Q20 1Q21 2Q21 3Q21 4Q21 SBNA ASSET QUALITY Strong credit performance in 2021 due to substantial drop in net charge-offs. Significant reserve decrease throughout the year due to the economic recovery. ANNUALIZED NET CHARGE-OFF RATIO ALLL TO TOTAL LOANS RESERVE COVERAGE (ALLL*/NPL) NONPERFORMING LOAN (“NPL”) RATIO * Allowance for loan and lease losses (“ALLL”)

17 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 Includes SBNA retail originations of $1.5 billion for Q4 2021 and $7.6 billion for FY 2021 and lease originations of $524 million for Q4 2021 and .$773 million for FY 2021 4 SBNA originations remain off SC’s balance sheet in the serviced for others portfolio Three Months Ended Twelve Months Ended ($ in Millions) Q4 2021 Q4 2020 FY 2021 FY 2020 QoPYQ FYoFY Total Core Retail Auto 3,234$ 2,482$ 12,989$ 9,612$ 30% 35% Chrysler Capital Loans (<640) 1 1,162 1,141 5,238 4,815 2% 9% Chrysler Capital Loans (≥640) 1 1,728 1,863 8,778 9,335 (7%) (6%) Total Chrysler Capital Retail 2,890 3,004 14,016 14,150 (4%) (1%) Total Leases 2 1,514 1,960 7,570 6,832 (23%) 11% Total Auto Originations 3 7,638$ 7,446$ 34,575$ 30,594$ 3% 13% SBNA Originations 4 2,055$ 1,531$ 8,362$ 5,437$ 34% 54% % Variance SC AUTO ORIGINATIONS (QUARTERLY & FULL YEAR) Full Year 2021 auto originations of $34.6 billion, up 13% YoY

18 SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates Late stage delinquencies increased 100 bps YoY Gross charge-off rate decreased 30 bps YoY SC’s Q4 recovery rate of 66% beginning to normalize but remains elevated due to low gross losses and continued strength in wholesale auction prices Net charge-off rate decreased 20 bps YoY Early stage delinquencies increased 140 bps YoY Delinquencies and charge-offs remain low and are beginning to normalize 50.1% 45.7% 91.4% 64.2% 69.1% 114.9% 74.4% 65.7% 7.7% 6.0% 0.6% 3.5% 3.0% -1.0% 2.0% 3.3% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 15.5% 11.1% 6.8% 9.9% 9.7% 6.6% 7.7% 9.6% 4.6% 2.4% 2.4% 3.1% 2.2% 2.4% 3.3% 4.1% 8.3% 4.3% 5.0% 6.0% 4.4% 5.5% 6.8% 7.4% SC DELINQUENCY AND LOSS Delinquency Ratios: 30-59 Days Delinquent, Retail Installment Contracts (“RICs”), Held For Investment (“HFI”) 1 Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI

19 Santander1 A2 SHUSA Baa3 SBNA2 Baa1 Santander1 A SHUSA BBB+ SBNA A- RATING AGENCIES Stable outlook (June 7, 2021) SHUSA and SBNA ratings impacted by the overall ratings of Santander SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (June 24, 2021) 1 2 Senior preferred rating SBNA long-term issuer rating

APPENDIX

21 CONSOLIDATING INCOME STATEMENT – FY 2021 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 3 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality SHUSA net income includes NCI For the year ended period December 31, 2021 ($ in Millions) SBNA SC Other (1) IHC Entities (2) SHUSA Interest income 2,105$ 5,058$ 31$ 99$ 7,293$ Interest expense (96) (920) (79) (8) (1,103) Net interest income 2,009$ 4,138$ (48)$ 91$ 6,190$ Fees & other income/(expense) 595 3,414 (104)$ 533 4,438 Other non-interest income 16 - (3)$ 1 14 Net revenue/(loss) 2,620$ 7,552$ (155)$ 625$ 10,642$ General, administrative and other expenses (2,148) (3,387) (154) (455) (6,144) Credit loss (expense) / benefit 141 66 - - 207 Income/(loss) before taxes 613$ 4,231$ (309)$ 170$ 4,705$ Income tax (expense)/benefit (110) (979) 44 (39) (1,084) Net income/(loss) 503 3,252 (265) 131 3,621 Less: Net income attributable to NCI (3) - 639 - - 639 Net income attributable to SHUSA 503 2,613 (265) 131 2,982

22 CONSOLIDATING INCOME STATEMENT – 4Q 2021 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation 2 3 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality SHUSA net income includes NCI For the three-month period ended December 31, 2021 ($ in Millions) SBNA SC Other (1) IHC Entities (2) SHUSA Interest income 517$ 1,208$ 8$ 25$ 1,758$ Interest expense (19) (211) (21) (2) (253) Net interest income 498$ 997$ (13)$ 23$ 1,505$ Fees & other income/(expense) 168 740 (31)$ 141 1,018 Other non-interest income - - - (1)$ (1)$ Net revenue/(loss) 666$ 1,737$ (44)$ 163$ 2,522$ General, administrative and other expenses (608) (825) (43) (129) (1,605) Credit loss (expense) / benefit 5 (20) 1 - (14) Income/(loss) before taxes 63$ 892$ (86)$ 34$ 903$ Income tax (expense)/benefit (9) (204) 21 (6) (198) Net income/(loss) 54 688 (65) 28 705 Less: Net income attributable to NCI (3) - 135 - - 135 Net income attributable to SHUSA 54 553 (65) 28 570

CONSOLIDATING BALANCE SHEET

($ in Millions, unaudited)	December 31, 2021				
Assets	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Cash and cash equivalents	$ 17,159	$ 1,800	$ (1,747)	$ 2,094	$ 19,306
Federal funds sold and securities purchased	5,346	$ -	$ -	$ -	$ 5,346
Investments available-for-sale at fair value	11,140	74	-	100	11,314
Investments held-to-maturity	6,039	90	(1)	574	6,702
Other investment securities[3]	843	3	-	250	1,096
LHFI	53,522	33,217	(34)	5,371	92,076
Less ALLL	(1,011)	(5,449)	1	(2)	(6,461)
Total Loans HFI, net	$ 52,511	$ 27,768	$ (33)	$ 5,369	$ 85,615
Goodwill	1,554	74	968	-	2,596
Other assets	7,253	17,924	$ (706)	3,375	27,846
Total assets	$ 101,845	$ 47,733	$ (1,519)	$ 11,762	$ 159,821
Liabilities and Stockholder's Equity					
Federal funds purchased and securities loaned or sold	5,259	-	-	-	5,259
Deposits	$ 80,566	$ -	$ (5,413)	$ 6,445	$ 81,598
Borrowings and other debt obligations	1,544	36,260	3,272	57	41,133
Other liabilities	2,425	2,912	(1,193)	3,220	7,364
Total liabilities	$ 89,794	$ 39,172	$ (3,334)	$ 9,722	$ 135,354
Stockholder's equity, including NCI	12,051	8,561	1,815	2,040	24,467
Total liabilities and stockholder's equity	$ 101,845	$ 47,733	$ (1,519)	$ 11,762	$ 159,821

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality
3 Other investment securities include trading securities

23

Santander

24 SHUSA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 4Q20 1Q21 2Q21 3Q21 4Q21 Interest income 1,951$ 1,925$ 1,815$ 1,796$ 1,758$ Interest expense (338) (306) (283) (262) (253) Net interest income 1,613$ 1,619$ 1,532$ 1,534$ 1,505$ Fees & other income 962 1,175 1,177 1,068 1,018 Other net interest income - 10 5 - (1)$ Net revenue 2,575$ 2,804$ 2,714$ 2,602$ 2,522$ General, administrative, and other expenses (1,626) (1,548) (1,492) (1,498) (1,605) Credit loss (expense) / benefit (299) (76) 317 (20) (14) Income before taxes 650$ 1,180$ 1,539$ 1,084$ 903$ Income tax (expense)/benefit (162) (287) (372) (227) (198) Net income 488 893 1,167 857 705 Less: Net income attributable to NCI 102 145 208 150 135 Net income attributable to SHUSA 386 748 959 707 570 4Q20 1Q21 2Q21 3Q21 4Q21 NIM 5.3% 5.3% 5.0% 4.8% 4.6%

25 SHUSA: NON-GAAP RECONCILIATIONS ($ in Millions) 4Q20 1Q21 2Q21 3Q21 4Q21 SHUSA pre-tax pre-provision income Pre-tax income, as reported 650$ 1,180$ 1,539$ 1,084$ 903$ (Release of)/provision for credit losses 299 76 (317) 20 14 Pre-tax pre-provision Income 949 1,256 1,222 1,104 917 CET1 to risk-weighted assets CET1 capital 18,368$ 19,020$ 19,895 20,573 21,068 Risk-weighted assets 115,206 111,868 113,295 112,068 111,820 Ratio 15.9% 17.0% 17.6% 18.4% 18.8% Tier 1 leverage Tier 1 capital 20,048$ 20,809$ 21,868 22,631 23,175 Avg total assets, leverage capital purposes 145,623 146,589 148,072 152,058 154,429 Ratio 13.8% 14.2% 14.8% 14.9% 15.0% Tier 1 risk-based Tier 1 capital 20,048$ 20,809$ 21,868$ 22,631$ 23,175$ Risk-weighted assets 115,206 111,868 113,295 112,068 111,820 Ratio 17.4% 18.6% 19.3% 20.2% 20.7% Total risk-based Risk-based capital 21,659$ 22,370$ 23,446$ 24,192$ 25,333$ Risk-weighted assets 115,206 111,868 113,295 112,068 111,820 Ratio 18.8% 20.0% 20.7% 21.6% 22.7%

26 SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME/(LOSS) ($M) PRE-PROVISION NET REVENUE ($M)

27 SBNA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 4Q20 1Q21 2Q21 3Q21 4Q21 Interest income 549$ 532$ 528$ 528$ 517$ Interest expense (43) (32) (24) (20) (19) NII 506$ 500$ 504$ 508$ 498$ Fees & other income 145 135 145 145 168 Other non-interest income - 10 6 - - Net revenue 651$ 645$ 655$ 653$ 666$ General, administrative & other expenses (565) (511) (511) (517) (608) Credit loss (expense) / benefit (46) 60 53 22 5 Income before taxes 40$ 194$ 197$ 158$ 63$ Income tax expense (26) (37) (17) (46) (9) Net income/(loss) 14$ 157$ 180$ 112$ 54$ 4Q20 1Q21 2Q21 3Q21 4Q21 NIM 2.6% 2.5% 2.4% 2.4% 2.2% OF OPS

28 SBNA: QUARTERLY AVERAGE BALANCE SHEET Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments 32,707$ 0.76% 30,257$ 0.77% 2,450$ (0.01%) 23,621$ 1.02% Fed Funds Sold & Sec Purch 2,855 0.11% 1,167 0.10% 1,688 0.01% - 0.00% Loans 53,535$ 3.39% 53,915$ 3.45% (380)$ (0.06%) 54,913$ 3.56% ALL (1,016) --- (1,067) --- 51 --- (1,239) --- Other assets 9,048 --- 8,611 --- 437 --- 8,939 --- Total assets 97,129$ 2.12% 92,883$ 2.25% 4,246$ (0.13%) 86,234$ 2.55% Liabilities and stockholder's equity IB demand deposits 14,270$ 0.05% 12,255$ 0.05% 2,015$ 0.00% 10,245$ 0.06% NIB demand deposits 19,927 --- 19,472 --- 455 --- 17,405 --- Savings 5,506$ 0.04% 5,498$ 0.04% 8$ 0.00% 4,685$ 0.04% Money market 36,175 0 35,783 0 392 (0) 33,842 0 CDs 2,217$ 0.55% 2,381$ 0.61% (164)$ -0.06% 3,863$ 1.40% Fed Funds Purch & Sec Sold 2,804 0 1,167 0 1,637 (0) - - Borrowed funds 1,538$ 0.58% 1,751$ 0.53% (213)$ 0.05% 1,466$ 0.64% Other liabilities 5,931 --- 2,350 --- 3,581 --- 2,705 --- Equity 8,761 --- 12,226 --- (3,465)$ --- 12,023 --- Total liabilities and stockholder's equity 97,129$ 0.08% 92,883$ 0.09% 4,246$ (0.01%) 86,234$ 0.20% NIM 2.23% 2.36% (0.13%) 2.58% 4Q21 3Q21 QoQ Change 4Q20

29 $62.0 $64.5 $67.4 $69.5 $72.2 0.17% 0.12% 0.10% 0.08% 0.08% -0.70% -0.20% 0.30% 0.80% 1.30% 1.80% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 4Q20 1Q21 2Q21 3Q21 4Q21 Non-Maturity Deposit Balances Avg. Interest Cost $65.9 $67.8 $70.1 $71.9 $74.4 0.24% 0.17% 0.12% 0.10% 0.09% -0.30% 0.20% 0.70% 1.20% 1.70% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 4Q20 1Q21 2Q21 3Q21 4Q21 Total Deposits Avg. Interest Cost SBNA: FUNDING – DEPOSITS 1 2 Represents average quarterly balances. SBNA total deposits less the SHUSA cash deposit held at SBNA. AVERAGE NON-MATURITY DEPOSIT BALANCES1,2 ($B) AVERAGE TOTAL DEPOSIT BALANCE1,2 ($B)

30 6.00% 6.79% 8.33% 8.24% 7.49% 4Q20 1Q21 2Q21 3Q21 4Q21 493 526 580 549 468 4Q20 1Q21 2Q21 3Q21 4Q21 3,343 3,737 3,697 3,557 3,103 6.1% 6.8% 6.7% 6.6% 5.7% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4Q20 1Q21 2Q21 3Q21 4Q21 Criticized Balances Criticized Ratio 0.67% 0.39% 0.38% 0.36% 0.34% 4Q20 1Q21 2Q21 3Q21 4Q21 NPLs SBNA: ASSET QUALITY 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 days past due (“DPD”) plus accruing loans 90+ DPD 3 See appendix for non-GAAP measurement reconciliation of Texas Ratio DELINQUENCY2 TEXAS RATIO3 CRITICIZED BALANCES1

31 $6.0 $6.2 $6.4 $6.0 $6.1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 4Q20 1Q21 2Q21 3Q21 4Q21 $7.9 $7.7 $7.5 $7.2 $7.2 1.2% 1.3% 2.0% 2.3% 1.5% 0.1% 0.1% 0.2% 0.2% 0.3% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 4Q20 1Q21 2Q21 3Q21 4Q21 $6.9 $6.4 $6.1 $5.9 $5.8 1.1% 1.5% 2.0% 1.7% 2.2% 0.0% 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 4Q20 1Q21 2Q21 3Q21 4Q21 $4.0 $3.9 $3.7 $3.6 $3.4 2.1% 2.2% 2.5% 2.5% 2.4% (0.1%) (0.1%) 0.0% -0.1% -0.1% (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 4Q20 1Q21 2Q21 3Q21 4Q21 SBNA: ASSET QUALITY (CONTINUED) 1 * CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included.in separate graph) Dollars in billions MORTGAGES CRE1 SANTANDER REAL ESTATE CAPITAL (“SREC”) HOME EQUITY Outstandings* NPLs to Total Loans Net Charge-Offs

32 $1.1 $1.2 $1.3 $1.7 $2.9 1.2% 1.0% 0.9% 0.7% 0.3% 5.3% 4.6% 3.6% 2.7% 1.7% (-3.0%) 2.0% 7.0% 12.0% 17.0% 22.0% 27.0% - $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 4Q20 1Q21 2Q21 3Q21 4Q21 $14.4 $14.0 $13.1 $12.2 $12.2 1.1% 1.3% 1.2% 1.1% 0.7% 0.8% 0.6% 0.6% 0.6% 0.3% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 4Q20 1Q21 2Q21 3Q21 4Q21 $8.5 $9.4 $10.6 $10.8 $11.0 0.6% 0.5% 0.4% 0.4% 0.4% 0.8% 0.6% 0.4% 0.2% 0.2% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 4Q20 1Q21 2Q21 3Q21 4Q21 $6.4 $6.3 $6.5 $6.4 $5.9 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 4Q20 1Q21 2Q21 3Q21 4Q21 SBNA: ASSET QUALITY (CONTINUED) 1 2 3 * Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset-Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. Other Consumer = Direct Consumer, Indirect Consumer, Recreation Vehicle (“RV”)/Marine, Credit Cards, SFC, & Retail run-off Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 Dollars in billions COMMERCIAL BANKING1 OTHER CONSUMER2 INDIRECT AUTO3 CIB Outstandings* NPLs to Total Loans Net Charge-Offs

SBNA: CAPITAL RATIOS

CET1



15.7%
16.1%
16.2%
16.6%
16.4%
4Q20
1Q21
2Q21
3Q21
4Q21

TIER 1 LEVERAGE RATIO



12.1%
12.1%
12.0%
11.7%
11.2%
4Q20
1Q21
2Q21
3Q21
4Q21

TIER 1 RISK-BASED CAPITAL RATIO



15.7%
16.1%
16.2%
16.6%
16.4%
4Q20
1Q21
2Q21
3Q21
4Q21

TOTAL RISK-BASED CAPITAL RATIO



16.9%
17.4%
17.4%
17.7%
17.5%
4Q20
1Q21
2Q21
3Q21
4Q21

33

Santander

34 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 9% 68% 126% 2% -17% -32% -45% -39% -12% -10% 2% -12% '19 v '21 YoY 33% 104%228%128% 48% -1% -32% -35% 8% -6% -1% -22% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -6% -6% 41% 106% 27% 11% -15% -5% -21% -13% 13% 8% '19 v '21 YoY -12% -18% 24% 23% -3% 5% -24% -24% -19% -25% 1% -8% $0 $100 $200 $300 $400 $500 $600 $700 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -8% -12% 47% 258%127% 29% 2% -1% -6% -22% -20% -26% '19 v '21 YoY 5% 2% 20% -3% -17% -33% -24% -21% -7% -27% -6% -15% $0 $200 $400 $600 $800 $1,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 5% 3% 52% 174% 58% 44% 16% 25% 11% 14% 45% 36% '19 v '21 YoY 1% -11% 26% 54% 44% 77% 25% 18% 25% 16% 48% 41% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2019 2020 2021 SC AUTO MONTHLY ORIGINATIONS 1 Approximate FICO scores Core Retail Auto ($ in Millions) Chrysler Lease ($ in Millions) Chrysler Capital Loans, <6401 ($ in Millions) Chrysler Capital Loans, ≥6401 ($ in Millions)

35 0.0 25.0 50.0 75.0 100.0 125.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 49.0 54.6 66.1 62.5 62.4 56.0 55.2 59.2 53.2 52.9 57.5 46.2 2020 (%) 46.0 53.0 52.1 32.1 49.1 62.1 81.7 126.1 76.4 78.2 60.5 54.8 2021 (%) 58.9 63.1 86.8 110.8 127.0 107.1 78.0 77.2 68.6 65.5 67.6 64.1 (3.0) 0.0 3.0 6.0 9.0 12.0 15.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 11.3 8.7 5.8 6.1 6.1 7.0 8.0 7.5 8.6 8.6 7.3 8.7 2020 (%) 9.3 7.3 6.6 8.7 6.4 3.1 1.2 -1.4 1.9 2.1 3.7 4.8 2021 (%) 4.2 3.5 1.2 -0.8 -1.7 -0.4 1.6 1.8 2.6 3.1 3.0 3.8 0.0 5.0 10.0 15.0 20.0 25.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 22.3 19.1 17.0 16.1 16.1 15.8 17.9 18.4 18.5 18.3 17.1 16.1 2020 (%) 17.2 15.6 13.7 12.9 12.6 8.1 6.7 5.5 7.9 9.5 9.5 10.7 2021 (%) 10.3 9.4 9.4 7.4 6.3 6.0 7.3 7.8 8.1 8.9 9.4 10.7 2019 2020 2021 SC AUTO LOSS & RECOVERY RATIOS (ANNUALIZED) Gross Charge-off Ratio (%) Recovery Rates (% of Gross Loss) Net Charge-off Ratio (%)

36 SBNA: NON-GAAP RECONCILIATIONS ($ in Millions) 4Q20 1Q21 2Q21 3Q21 4Q21 SBNA pre-tax pre-provision income Pre-tax income, as reported 40$ 194$ 197$ 158$ 63$ (Release of)/provision for credit losses 46 (60) (53) (22) (5) Pre-tax pre-provision income 86 134 144 136 58 CET1 to risk-weighted assets CET1 capital 10,267$ 10,394$ 10,567$ 10,659$ 10,694$ Risk-weighted assets 65,520 64,521 65,047 64,367 65,386 Ratio 15.7% 16.1% 16.2% 16.6% 16.4% Tier 1 leverage Tier 1 capital 10,267$ 10,394$ 10,567$ 10,659$ 10,694$ Avg total assets, leverage capital purposes 84,620 85,690 88,377 91,332 95,652 Ratio 12.1% 12.1% 12.0% 11.7% 11.2% Tier 1 risk-based Tier 1 capital 10,267$ 10,394$ 10,567$ 10,659$ 10,694$ Risk-weighted assets 65,520 64,521 65,047 64,367 65,386 Ratio 15.7% 16.1% 16.2% 16.6% 16.4% Total risk-based Risk-based capital 11,085$ 11,199$ 11,344$ 11,403$ 11,413$ Risk-weighted assets 65,520 64,521 65,047 64,367 65,386 Ratio 16.9% 17.4% 17.4% 17.7% 17.5%

37 SBNA: NON-GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio ($ in Millions) 4Q20 1Q21 2Q21 3Q21 4Q21 Total equity 12,280$ 12,222$ 12,383$ 12,435$ 12,344$ Goodwill and other intangibles (1,787) (1,784) (1,784) (1,789) (1,817) Allowance for loan losses 1,226 1,153 1,069 1,014 1,011 Total equity and loss allowances for Texas Ratio 11,719$ 11,591$ 11,668$ 11,660$ 11,538$ Nonperforming assets 502$ 537$ 586$ 553$ 471$ 90+ DPD accruing 3 3 2 2 2 Accruing troubled debt restructurings 198 247 384 406 391 Total nonperforming assets 703$ 787$ 972$ 961$ 864$ Texas ratio 6.0% 6.8% 8.3% 8.2% 7.5% RECONCILIATIONS (cont.)

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